UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2014

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LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2012, LKQ Corporation (“LKQ”) established a three year receivables securitization facility by entering into, among other agreements, a Receivables Purchase Agreement (the “RPA”) with LKQ Receivables Finance Company, LLC ("LRFC"), a wholly owned, bankruptcy-remote special purpose subsidiary of LKQ, certain conduit investors and The Bank of Tokyo-Mitsubishi UFJ, Ltd. ("BTMU"). Under the terms of the RPA, LRFC sells to BTMU for the benefit of the conduit investors and/or financial institutions an ownership interest in certain trade accounts receivable, related collections and security interests of LKQ subsidiaries for cash proceeds. Upon payment of the receivables by customers, rather than remitting to BTMU the amounts collected, LKQ retains such collections as proceeds for the sale of new receivables generated by certain of the ongoing operations of LKQ.

On September 29, 2014, the parties entered into Amendment No. 1 to the RPA (the “Amendment”). The changes made to the RPA pursuant to the Amendment include: (a) extending the termination date of the facility from September 28, 2015 to October 2, 2017; (b) increasing the maximum amount available under the facility from $80 million to $97 million; (c) decreasing the variable interest rate from the London InterBank Offered Rate (“LIBOR”) plus 1.25% to LIBOR only (in cases where the LIBOR rate applies because commercial paper rates are not available); and (d) other clarifying and updating changes. LKQ paid an arrangement fee upon effectiveness of the Amendment.

The descriptions of the RPA and the Amendment in this report are summaries only, do not purport to be complete, and are qualified in their entirety by the terms of the RPA and the Amendment, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1
Amendment No. 1 to Receivables Purchase Agreement dated as of September 29, 2014 among LKQ Receivables Finance Company, LLC, as Seller, LKQ Corporation, as Servicer, Victory Receivables Corporation, as a Conduit, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Financial Institution, as Administrative Agent and as a Managing Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 3, 2014

LKQ CORPORATION

By:	/s/ JOHN S. QUINN
John S. Quinn
Executive Vice President and Chief Financial Officer